File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

Supplement to Enterprise Accumulation Trust Prospectus dated May 1, 2003.

This information reflects changes to the Prospectus section, "The Portfolio Managers".

Under the "Small Company Growth Portfolio", the paragraph under "Portfolio Managers" is replaced with the following effective immediately:

Paul B. Phillips, Managing Director of Witter, is responsible for the day-to-day management of the Portfolio. Mr. Phillips has been employed in his present position since 1996. Mr. Phillips previously worked at Bankers Trust Company from 1965 to 1995, serving as Senior Portfolio Manager from 1986 to 1995.

Under the "Equity Income Portfolio", the paragraph under "Name of Portfolio and Name and Address of Portfolio Manager", is replaced with the following effective immediately:

Boston Advisors, Inc.
("Boston Advisors")
One Federal Street
26th Floor
Boston, MA 02110

Under the "Equity Income Portfolio", the paragraph under "Portfolio Managers", is replaced with the following effective June 2, 2003:

The day-to-day management of this Fund is performed by an investment management team chaired by Michael J. Vogelzang, President and Chief Investment Officer. Mr. Vogelzang has served in his present position since 1997 and has 19 years' experience in the investment industry.


May 16, 2003